                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 11, 1997



                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



       Colorado                   1-9953                   84-0613514
----------------------------      ------               -------------------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                       Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309              (303) 792-3111
---------------------------------------------          -------------------
(Address of principal executive office and Zip Code       (Registrant's
                                                          telephone no.
                                                       including area code)

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Item 5.  Other Events
         ------------

       During April and May 1997, Jones Intercable, Inc., a Colorado corporation ("Intercable"), sold its 25,017,385 ordinary shares of Cable & Wireless Communications plc ("CWC"), a company that provides integrated telecommunications and television entertainment services in the United Kingdom, for an aggregate sales price of $109,276,000. The Company will recognize a gain on the sale of the ordinary shares of CWC totalling $44,563,000. The sale of these shares constituted the disposal by Intercable of its entire holdings in CWC. Intercable used the sale proceeds to reduce outstanding debt.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES INTERCABLE, INC.,
                              a Colorado corporation


Dated: June 11, 1997          By:   /s/ Elizabeth M. Steele
                                    -----------------------
                                    Elizabeth M. Steele
                                    Vice President and Secretary

(30509)

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